 EXHIBIT 10.38

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

DATED THIS       18                                                                DAY OF                                         DEC                                2008

BETWEEN

GOVERNMENT OF MALAYSIA
(the “Lender”)

AND

SUNPOWER  MALAYSIA  MANUFACTURING  SDN. BHD
(COMPANY NO. 824246-W)
(the “Borrower”)

______________________________________________

FACILITY AGREEMENT

Table of Content

1.	INTERPRETATION	2

2.	THE FACILITY	8

4.	DISBURSEMENT	10

6.	INTEREST AND DEFAULT INTEREST	12

7.	REPAYMENT	13

8.	PREPAYMENT	14

9.	CREATION OF SECURITY	14

10.	REPRESENTATIONS AND WARRANTIES	14

11.	PARTICULAR COVENANTS	16

12.	DEFAULT	20

13.	FULL PAYMENT	23

14.	EXPENSES AND COSTS	23

15.	ASSIGNMENT AND TRANSFERS	23

16.	CHANGE IN LAW	24

17.	INDEPENDENT EXERCISE OF RIGHTS	24

18.	RIGHTS CUMULATIVE, WAIVERS	24

19.	TIME	25

20.	AMENDMENT	25

21.	NOTICES	25

22.	SEVERABILITY	26

23.	GOVERNING LAW AND JURISDICTION	26

24.	COMPLIANCE WITH LAWS	26

25.	PRINCIPAL INSTRUMENT	27

Schedule 1 – Project and Project Cost
Schedule 2 – Form of Certificate Notice
Schedule 3 – Form of Drawdown
Schedule 4 – Form of Receipt
Schedule 5 – Repayment Schedule
Schedule 6 – Form of Prepayment Notice
Schedule 7 – Form of Certificate of Payment
Schedule 8 – Form of Withdrawal Notice

THIS AGREEMENT is made on the                                                                                                           18           day of       DEC2008

BETWEEN

(1)
THE GOVERNMENT OF MALAYSIA, for this purpose being represented by the Ministry of Finance, Malaysia and having its address at Kompleks Kementerian Kewangan, No. 5, Persiaran Perdana, Precinct 2, 62592 Putrajaya (the “Lender”) of the one part,

AND

(2)
SUNPOWER MALAYSIA MANUFACTURING SDN BHD (Company No. 824246-W), a company incorporated in Malaysia under the Companies Act 1965 and having its registered address at  Level 41 – Suite B, Menara Maxis, Kuala Lumpur City Centre, 50088 Kuala Lumpur (the “Borrower”) of the other part.

WHEREAS

A.	The Borrower is a company incorporated in Malaysia under the Companies Act 1965 and is in the business of manufacturing and sale of solar powered products.

B.
In consideration of the Borrower agreeing to undertake the Project (as hereinafter defined) the Lender has agreed to make available to the Borrower a fixed rate term loan facility of up to the aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00) only (“Facility”), upon the terms and conditions contained herein.

C.	In order to secure all amounts owing by the Borrower to the Lender under the Facility, the Borrower has agreed to create certain security in favour of the Lender.

IT IS HEREBY AGREED as follows:

1.           INTERPRETATION

1.1	In this Agreement, unless the context otherwise requires, the following words and expressions shall have the following meanings:

Accrued Interest A	means the aggregate interest accrued up to the First Repayment Date on the aggregate amount of all Drawdowns made in respect of Tranche A;

Accrued Interest B	means the aggregate interest accrued up to the First Repayment Date on the aggregate amount of all Drawdowns made in respect of Tranche B;

Availability Period	means the period of sixty (60) months commencing from the date of execution of this Agreement;

Borrower
means SunPower Manufacturing Malaysia Sdn. Bhd. (Company No. 824246-W), a company incorporated in Malaysia under the Companies Act 1965 and having its registered address at   Level 41 – Suite B, Menara Maxis, Kuala Lumpur City Centre, 50088 Kuala Lumpur and includes its successors in title and permitted assigns;

Business Day	means any day (other than a Saturday, Sunday, public holiday or unscheduled holiday in Kuala Lumpur) on which banks are open for business in Kuala Lumpur;

Debenture	means the debenture to be executed by the Borrower in favour of the Lender for purpose of securing the repayment of the Outstanding Amount;

Deed of Assignment
means the agreement between the Borrower and the Lender of even date in respect of the assignment by the Borrower of all its rights, interest and title in and to the Special Loan Account in favour of the Lender;

Drawdown	means the amount of a drawdown made or to be made under Clause 4;

Drawdown Date	means the date on which a Drawdown is made pursuant to Clause 4;

Effective Date	means the first Drawdown Date;

Event of Default	means any of the events mentioned in Clause 12.1 hereof or any event which, with the lapse of time and/or the giving of notice would constitute any of the events mentioned in Clause 12.1;

Facility
means the fixed rate term loan facility in the maximum aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00) only, which comprises of Tranche A and Tranche B which is more particularly set out in Clause 2.2;

Final Repayment Date	means 30 October 2016;

First Repayment Date	means 30 July 2015;

Indebtedness
means at any given time, the Outstanding Amount and all other indebtedness of the Borrower to the Lender arising under or in connection with the Facility or this Agreement irrespective of whether the debts or liabilities are present or future, actual, prospective or contingent, owed or incurred as principal, interest, fees, charges, taxes, duties, reasonable damages (whether for breach of contract or tort or incurred on any other ground), losses, costs, expenses or on any other account;

Lender	means the Government of Malaysia;

Loan Withdrawal Notice	means the notice as specified under Clause 5.4 and in the form set out in Schedule 8 of this Agreement.

Material Adverse Effect
means any event, circumstance or condition materially impairing the ability of the Borrower to perform its financial obligations under this Agreement and the Borrower does not take any action to remedy such event, circumstance or condition within thirty (30) Business Days.

MIDA
Malaysian Industrial Development Authority, a body incorporated under the Malaysian Industrial Development Authority (Incorporation) Act 1965, being an agency under the Ministry of International Trade and Industry;

Month
means a period beginning in one (1) calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it commences or, where there is no date in the next calendar month numerically corresponding as aforesaid, the last day of such calendar month (and “months”, “monthly” shall be construed accordingly);

Outstanding Amount	collectively means Outstanding Amount A and Outstanding Amount B;

Outstanding Amount A	means at any given time, the aggregate amount of all Drawdowns made in respect of Tranche A and all Accrued Interest A;

Outstanding Amount B	means at any given time, the aggregate amount of all Drawdowns made in respect of Tranche B and all Accrued Interest B;

Prepayment Notice	means a notice of prepayment from the Borrower to the Lender, in the form or substantially in the form set out in Schedule 6;

Project	means the design, development and manufacture of silicon photovoltaic wafers, cells, modules panels as more particularly describe in detail in Schedule 1, in Malaysia;

Receipt	means the notice issued by the Borrower to the Lender certifying the receipt of the Drawdown on the relevant Drawdown Date, in the form set out in Schedule 4;

Repayment Dates	subject to Clauses 1.2(b) and 7, means the dates as set out in the Repayment Schedule as annexed in Schedule 5 herein;

Repayment Period	means the period commencing from the First Repayment Date to the Final Repayment Date;

Repayment Schedule	means the schedule of repayments in the amounts and at the times as set out in Schedule 5A and Schedule 5B referred to in Clause 6.1(a) and Clause 6.1(b) respectively;

RM and Ringgit	means the lawful currency of Malaysia;

Security	means the security granted by the Borrower in favour of the Lender in connection with this Agreement;

Security Account Bank	means Malayan Banking Berhad or any other bank or financial institution approved by the Lender in substitution thereof for the time being for maintaining the Special Loan Account;

Security Interest
means any mortgage, charge, pledge, lien, right of set-off or other security interest whatsoever or howsoever created or arising, other than liens and rights of set off arising in the ordinary course of business;

Shareholders	means the persons for the time being holding shares in the Borrower and registered as members of the Borrower in its register of members, and includes their respective successors in title and assigns;

Special Loan Account	means the account opened and maintained by the Borrower with the Security Account Bank under account number *** pursuant to and in accordance with the terms of the Deed of Assignment;

Tranche A	means that part of the Facility made available or to be made available to the Borrower pursuant to Clause 2.2(a);

Tranche B	means that part of the Facility made available or to be made available to the Borrower pursuant to Clause 2.2(b).

1.2	(a)	Unless the context otherwise requires, any reference in this Agreement to -

(i)
an “agreement” also includes a concession, contract, deed, franchise licence, treaty or undertaking (in each case written) and a reference in this Agreement to any contract or agreement shall be a reference to such contract or agreement as modified or amended from time to time save that where a word or expression has been defined in Clause 1.2 by reference to the meaning ascribed thereto by such contract or agreement, the reference in Clause 1.2 to such contract or agreement shall be a reference to such contract or agreement as modified or amended as at the date of this Agreement;

(ii)	the “assets” of the Borrower shall be construed as a reference to the whole or any part of its business undertaking, property assets, revenue and rights (including any right to receive revenues);

(iii)
a “guarantee” also includes any other obligation (howsoever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or

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otherwise) for the payment of indemnity against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

(iv)	“indebtedness” includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money;

(v)
a “law” includes common or customary law, any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or otherwise legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed);

(vi)	a “person” includes an individual, partnership, corporation, company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature;

(vii)
“taxes” includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and “taxation” shall be construed accordingly.

(b)
If the Drawdown Date or the Repayment Date falls on a day which is not a Business Day, the Drawdown Date, the Interest Payment Date or the Repayment Date shall be the Business Day immediately following.

(c)	Reference to the masculine gender includes the feminine and vice versa.

(d)	Reference to the singular includes the plural and vice versa.

(e)	References to any statute shall be a reference to that statute as amended or re-enacted from time to time.

(f)	References to Clauses and Schedules shall unless otherwise expressly provided be references to Clauses and Schedules to this Agreement.

(g)	Headings are for ease of reference only.

2.           THE FACILITY

2.1
The maximum aggregate principal amount of the Facility is Ringgit One Billion (RM1,000,000,000.00) only and the Lender shall make available the Facility to the Borrower upon the terms and conditions of this Agreement.

2.2	The Facility shall be made available in two (2) tranches in the following amount:

(a)	Tranche A which shall not exceed Ringgit *** (RM***) only; and

(b)	Tranche B which shall not exceed Ringgit *** (RM***) only.

2.3	The tenure of the Facility is for a period not exceeding ninety eight (98) months from the first Drawdown Date to the Final Repayment Date.

2.4	The Facility is granted hereunder only to finance the cost of the Project which is set out in details in Schedule 1.

3.	CONDITIONS PRECEDENT

3.1	The Facility shall become available to the Borrower after the Lender shall have received in such form and substance satisfactory to it -

(a)	the duly executed and stamped copy of this Agreement, the Debenture and the Deed of Assignment;

(b)
a certificate signed by two (2) authorised signatories and the Company Secretary of the Borrower in the form or substantially in the form set out in Schedule 2 together with certified true copies of the following documents:

(i)	a copy of the appropriate resolution of the board of directors of the Borrower authorising -

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(aa)	the acceptance and utilization of the Facility on the terms and conditions of this Agreement;

(bb)	the execution of this Agreement, the Debenture and the Deed of Assignment under the common seal of the Borrower;

(cc)
a person or persons to sign and give all requests, notices, certificates and other documents to be given by the Borrower under or in connection with the Facility or this Agreement and generally to act for and on behalf of the Borrower in respect of the transaction and matters thereunder or relating thereto or in connection therewith; and

(dd)                      the opening of the Special Loan Account;

(ii)	a copy each of the certificate of incorporation, the Memorandum and Articles of Association, the latest Form 24 and the Form 49 of the Borrower;

(c)	a copy of the acknowledgment of notice of assignment in respect of the Deed of Assignment duly acknowledged from the Security Account Bank;

(d)	a written confirmation by the Borrower’s solicitors confirming the following:-

(i)	that the Special Loan Account has been opened and the mandates are in accordance with the terms of the relevant resolution of the board of directors;

(ii)
that Form 34 (as prescribed under the Companies Act 1965 (the “Act”) in respect of the Debenture and the Deed of Assignment shall have been duly executed by the Borrower and shall have been lodged with the  Registrar of Companies for registration pursuant to Section 108 of the Act;

(iii)	that the notice of assignment in respect of the Deed of Assignment shall have been served on the Security Account Bank and the acknowledgement thereof shall have been obtained; and

(iv)	that the power of attorney given pursuant to the Debenture and the Deed of Assignment has been lodged for registration with the High Court of the States of Malaya;

(e)	the result of the search carried out by the Borrower at the Jabatan Insolvensi Malaysia which confirms that the Borrower has not been wound up.

(f)	A letter of comfort from the Shareholders.

4.            DISBURSEMENT

4.1	Subject to Clause 5, The Lender shall disburse the Tranche A in *** installments in the following manner:

Disbursement	Drawdown Date	Amount
***	***	***
Tranche A Total		RM***

4.2	Subject to Clause 5, The Lender shall disburse the Tranche B in *** installments in the following manner:

Disbursement	Drawdown Date	Amount
***	***	***
Tranche B Total		RM***

5.	PROCEDURE FOR DRAWDOWN

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.1	For the purpose of the drawdown of the Facility, the Borrower shall fulfill the following conditions:

(a)
the Borrower has given at least seven (7) days prior notice in writing to the Lender in the form or substantially in the form as set out in Schedule 3 specifying the proposed amount of the Drawdown and the proposed Drawdown Date provided that

(i)	in respect of the first Drawdown under Tranche A, notice may be given concurrent with the execution of this Agreement.

(ii)
in respect of Tranche B, the Borrower will, if it intends to utilize Tranche B, give the Lender three (3) months prior notice of such intended utilization. If by the date three (3) months prior to the date for disbursement of the first Drawdown of Tranche B, the Borrower has not given notice of its intended utilization Tranche B shall be automatically cancelled.

(b)	the conditions precedent set out in Clause 3 have been duly fulfilled;

(c)	the proposed Drawdown is made on a Business Day during the Availability Period; and

(d)	the Facility has not been suspended or cancelled in accordance with Clause 12.1.

5.2	Subject to the terms and conditions of this Agreement, all Drawdowns shall be disbursed to the Borrower by crediting such amount into the Special Loan Account.

5.3
Within three (3) Business Days after the Drawdown Date, the Borrower shall deliver to the Lender a written acknowledgment certifying the receipt of the amount of that Drawdown, duly signed by the Borrower, in the form set out in Schedule 4.

5.4
Subject to the Deed of Assignment, for so long as any amounts are payable by the Borrower to the Lender under this Agreement, the Borrower may make withdrawal from the Special Loan Account for the purpose of the Project at any time provided that the Borrower has submitted to MIDA a Loan Withdrawal Notice (in the form as set out in Schedule 8) together with a certificate of payment (in the form as set out in Schedule 7) for withdrawal from the Special Loan Account together with the cheque(s) for such withdrawal signed by the

Borrower’s signatory. The Lender shall, within seven (7) days of the receipt of the certificate of payment duly certified by MIDA, sign and return the cheque(s) to the Borrower, for the withdrawal of funds from the Special Loan Account provided that in any event the Lender shall, within fourteen (14) days of the delivery by the Borrower of the certificate of payment to MIDA, sign and return the cheque(s) to the Borrower, for the withdrawal of funds from the Special Loan Account.

6.           INTEREST AND DEFAULT INTEREST

6.1	Interest payable:

(a)
in respect of the aggregate amount of all Drawdowns made in respect of Tranche A, for the period from the first Drawdown Date on Tranche A up to the First Repayment Date, shall be the fixed rate of *** per centum (***%) per annum and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed; and

(b)
in respect of the aggregate amount of all Drawdowns made in respect of Tranche B, for the period from the first Drawdown Date on Trahche B up to the First Repayment Date, shall be the fixed rate of *** per centum (***%) per annum and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed.

6.2           Interest payable for the Repayment Period shall:

(a)
in respect of the principal amounts remaining outstanding from time to time in respect of Tranche A, be at the fixed rate of *** per centum (***%) per annum and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed; and

(b)
in respect of the principal amounts remaining outstanding from time to time in respect of Tranche B, be at the fixed rate of *** per centum (***%) per annum and shall be calculated on the basis of a year of 365 days and the actual number of days elapsed.

6.3	All interest accrued under Clause 6.1 shall be capitalized on the First Repayment Date and the aggregate of such amount shall be paid in full

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

to the Lender on the Repayment Date following the First Repayment Date.

6.4	All interest accrued under Clause 6.2 shall be paid in arrears on the successive Repayment Dates following the First Repayment Date.

6.5
Without in any way limiting or restricting the rights of the Lender specified in this Agreement, if the Borrower shall default in the payment of any sum or sums becoming due under this Agreement upon the due date or dates for the payment of such sum or sums the Borrower shall, as agreed damages, pay to the Lender late payment charges on such sum or sums at a rate of interest of *** during the period commencing on the date such sum or sums become due for payment until the date or dates of actual payment. Further, if the Borrower shall fail to pay such interest as abovementioned within seven (7) days after any demand by the Lender such interest shall be compounded monthly and shall carry further interest at the rate specified in this Clause 6.3.

7.           REPAYMENT

7.1	Subject to the provisions of this Agreement, the Borrower hereby agrees that it shall pay to the account of the Lender –

(a)	the scheduled repayment amounts as specified in Schedule 5A towards payment of the Outstanding Amount A; and

(b)	the scheduled repayment amounts as specified in Schedule 5B towards payment of the Outstanding Amount B.

7.2	The Borrower shall ensure that it shall pay and/or cause to be paid into the Special Loan Account, the relevant scheduled repayment amounts referred to in Clause 7.1

7.3
In respect of the sixth scheduled Repayment Date, not less than one hundred and twenty days (120) days prior to the sixth scheduled Repayment Date, the Borrow shall provide the Lender with its auditors certification on the balance of the Outstanding Amount (“Certified Balance”), within thirty (30) days from the date of receipt of the said auditors’ certification (and in the absence of manifest error, such confirmation given by the Lender shall be conclusive and binding on the parties).

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.           PREPAYMENT

8.1
Subject to Clause 8.3, the Borrower may at its own discretion on any Business Day, prepay the Outstanding Amount in whole or in part to the account of the Lender, provided always that the Borrower has given the Lender not less than thirty (30) days notice stating the amount to be prepaid in the form or substantially in the form set out in Schedule 6 hereof.

8.2	Any amount prepaid shall not be available for redrawing at any time thereafter.

8.3
In the event that the Borrower has prepaid any part of the Outstanding Amount, the Lender shall prepare and submit to the Borrower a revised repayment schedule to replace the schedules referred to in Clause 7.1 taking into account the amount that has been prepaid by the Borrower. The revised repayment schedule shall form part of this Agreement and shall not be amended without the prior written approval of the Lender being obtained.

9.           CREATION OF SECURITY

9.1
As security for the due and punctual payment of the Outstanding Amount, all interest accrued thereon and all other amounts whatsoever payable by the Borrower to the Lender hereunder, the Borrower shall execute in favour of the Lender the Debenture and the Deed of Assignment.

10.           REPRESENTATIONS AND WARRANTIES

10.1	The Borrower represents and warrants to the Lender as follows:

(a)	the Borrower is a company duly incorporated under the laws of Malaysia and has the power and authority to own its assets and to carry on its business as it is now being carried on;

(b)
the Articles of Association of the Borrower incorporate provisions which authorise, and all necessary corporate action has been taken to authorise, and all authorisations of any governmental or other authority have been duly and unconditionally obtained and are in full force and effect which are required to authorise the Borrower to own its assets, carry on its business as they are now being conducted, and sign and deliver, and perform the transactions contemplated in this Agreement;

(c)
the execution, delivery and performance of this Agreement and the transactions contemplated hereunder do not contravene any applicable law, regulation, decree, order, permit or contractual or other restriction binding on the Borrower or its assets;

(d)
no litigation, arbitration or administration proceedings of any nature before any court, arbiter or governmental authority is presently pending nor to the knowledge of the Borrower threatened against the Borrower or its assets which may have a Material Adverse Effect;

(e)	the Borrower is not in default in the performance of any of its other obligations under any other contract or arrangement to which the Borrower is a party, which may have a Material Adverse Effect;

(f)
no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any agreement or instrument by which the Borrower or any of its assets are bound or affected, being a contravention or default which may have a Material Adverse Effect;

(g)
none of the assets of the Borrower is subject to any encumbrances other than the Security Interests created prior to the date of this Agreement and save as aforesaid, the Borrower is not a party to, nor is it or any of its assets bound by any order, agreement or instrument under which they, or in certain events may be, required to create or permit to exist any encumbrances;

(h)	the Borrower has fully disclosed in writing to the Lender all relevant facts relating to the Borrower that it would reasonably and normally consider as material for disclosure to the Lender; and

(i)	the authorised paid-up capital of the Borrower is Ringgit Five Million (5,000,000.00) only and that the paid-up capital of the Borrower at the execution of this Agreement is Ringgit Seven

Hundred and Fifty Thousand (RM750,000.00) only. The Borrower shall increase its paid-up capital so that it is not less than Ringgit *** in 2010 and thereafter until the Outstanding Amount has been fully repaid.

10.2
The Borrower further represents and warrants to the Lender that the representations and warranties set out in Clause 10.1 shall remain true and correct in all material respects throughout the duration of the Facility.

11.           PARTICULAR COVENANTS

For so long as any amounts are payable by the Borrower hereunder to the account of the Lender, the Borrower covenants and agrees that it shall:

(a)           Agreements

duly perform its obligations under this Agreement and undertake the Project with due diligence and efficiency;

(b)           Negative Covenants

(A)	unless the Borrower has given notice to the Lender thirty (30) days prior written notice:

(i)	not add to, delete, vary or amend its Memorandum or Articles of Association in any manner which would be inconsistent with the provisions of this Agreement, the Debenture and the Deed of Assignment;

(ii)
save for the agreement or arrangement which has been disclosed to and acknowledged by the Lender prior to this Agreement, not to enter into any partnership, profit-sharing or royalty agreement or other similar arrangement whereby the Borrower's income or profits are, or might be, diluted or shared with any other person or, save as aforesaid, enter into any management contract or similar arrangement whereby the Borrower's business or operations are managed by any other person;

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(iii)	not carry on any business other than its undertaking and enjoyment of the Project;

(iv)	not incur, assume, guarantee or permit to exist any indebtedness other than indebtedness under this Agreement and or any other indebtedness arising in the ordinary course of its business; and

(v)
not to declare, pay or make any dividend or other distribution of a capital nature, whether in cash or otherwise, before it makes any dividend or other distributions of a capital nature to the directors, Shareholders and/or related or holding companies of the Borrower;.

(B)	unless the Lender otherwise approves and the approval of which shall not be unreasonably withheld:

(i)	not to create or permit to exist any Security Interest over the Security other than:

(aa)	liens and rights of set-off arising in the ordinary course of its business (such as intercompany advances);

(bb)	the Security Interest created or to be created under this Agreement; and

(cc)	any other Security Interest, the creation of which has been approved by and/or disclosed to the Lender;

(ii)	not to make any loans to any person including the directors, Shareholders and/or related or holding companies of the Borrower, other than:-

(aa)	loans or advances in respect of any credit or accommodation to the Borrower’s trade and sundry creditors,

(bb)	advances to the Borrower’s contractors in carrying out any works for the Borrower in its ordinary course of business; and

(cc)	the loans given to the employees of the Borrower in the course of their employment;

(iii)	not reduce its authorised or issued and paid-up share capital.

(C)
not pay or otherwise satisfy any indebtedness to its Shareholders or any part thereof or any interest thereon and shall keep such indebtedness subordinated to all rights, claims and actions which the Lender may now or hereafter have against the Borrower in respect of all amount secured hereunder;

(c)           Financial Statements
furnish the Lender:
(i)
as soon as practicable but not later than thirty (30) days after the Borrower's annual general meeting at which the relevant accounts are approved and in any event not later than six (6) months after the end of each financial year of the Borrower, a copy of the annual audited financial statements of the Borrower consisting of a balance sheet and a profit and loss account drawn up in accordance with the provisions of the Act  (as the same may from time to time be amended) and certified by a firm of independent certified public accountant to give a true and fair view of the state of affairs of the Borrower as at the end of that financial year and of its results for that financial year;

(ii)
within ninety (90) days after the end of the first half of each financial year of the Borrower, a copy of its audited or unaudited semi-annual financial statements similarly prepared and signed by an authorised signatory of the Borrower;

(iii)
in respect of each of the financial statements referred to in sub-paragraphs (i) and (ii), a certificate signed by an authorised signatory of the Borrower stating that, to the best of his knowledge and belief, such financial statements are correct and that the authorised signatory has made or caused to be made under his supervision a review of the financial position of the Borrower for the purposes of such certificate and that such review has not disclosed the existence of, and the authorised signatory does not have knowledge of, any Event of Default or any default under any other agreements with its lenders, investors and contractors, and if any such event exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereof; and

(iv)	such other information on the financial position of the Borrower as the Lender may from time to time request;

(d)           Conduct of Business

carry on its business and affairs with due diligence and efficiency and in accordance with sound financial and commercial standards and practices and in accordance with its Articles of Association;

(e)	Particulars of Business

keep full and proper accounts of the carrying on of its business and affairs and cause the same to be properly posted up to date and prepare or cause to be prepared all financial statements to be delivered by it under this Agreement;

(f)	Event of Default

notify the Lender of the occurrence of any Event of Default or of any default under any other agreements or of any other occurrence of which it becomes aware which in its reasonable opinion might have a Material Adverse Effect;

(g)	Notification of Change

notify the Lender of any change in the persons authorised to sign notice of Drawdown and any certificates or other documents required in connection with this Agreement on behalf of the Borrower;

(h)	Inspection

at all times allow the Lender or the authorised representative of the Lender to inspect all records of the Borrower pertaining to the Project and, so far as the Borrower is reasonably able to procure access for the Lender or its authorised representative, all records pertaining to the Project kept elsewhere or by any other authorities or persons so far as such records relate to or affect the Borrower’s properties, assets and business and give to the Lender or its authorised representative such written authorities as may be required to enable the Lender or its authorised representative to inspect such records;

(i)	Payment of Outgoings

punctually pay all rents, rates, taxes and all outgoings payable in respect of its properties and/or the premises at which it carries on business and apply for all necessary licences and comply with all regulations relating to the carrying on of its business at such premises;

(j)	Authorisations

not to do anything to jeopardise the continued maintenance in full force and effect of all authorisations, licences, approvals and consents referred to in this Agreement;

(k)	Dissolution

not to dissolve its affairs or consolidate or merge with any other entity;

(l)           External Auditors

permit the Lender at any time during the duration of this Agreement, to appoint external auditors after consultation with the Borrower, to undertake comprehensive audits of the Project. The Borrower shall provide access to the auditors to all records, files, minutes of Board Meetings maintained by the Borrower and any other documents necessary for the conduct of the audit provided always that any requests by the auditors for access to all such records, files, minutes of Board Meetings of the Borrower are in relation to and pertaining to the Project only and the costs of such audits shall be borne by the Borrower;

12.           DEFAULT

12.1                      Events

If:

(a)	the Borrower fails to pay any amount due hereunder on the due date;

(b)	the Borrower defaults in the performance of any of its obligations under this Agreement (other than an obligation to pay any amount due to the Lender on the due date or on demand, if so payable);

(c)
any litigation, arbitration or administration proceedings of or before any court, arbitration or governmental authority shall be instituted against the Borrower or its assets and such proceedings will have a Material Adverse Effect;

(d)
any indebtedness of the Borrower is not paid when due and the failure of which may have a Material Adverse Effect on the ability of the Borrower to perform its material obligations under this Agreement or any indebtedness of the Borrower is declared to be or otherwise becomes due and payable prior to its stated maturity or any security for any such indebtedness becomes enforceable;

(e)
any representation, warranty or statement made by the Borrower under this Agreement is not complied with in any material respect or shall be found to have been incorrect in any material respect when made or if made have been incorrect on that later date and such non-compliance or incorrectness materially and adversely affects the ability of the Borrower to perform its material obligations hereunder;

(f)
a distress, attachment, execution or other legal process which has a Material Adverse Effect on the ability of the Borrower to perform its obligations under this Agreement is levied, enforced or sued out on or against the assets of the Borrower and such distress, attachment, execution or other legal process is not disputed or satisfied by the Borrower;

(g)	any present or future security interest on or over the assets of the Borrower becomes enforceable and would, in the opinion of the Lender, have a Material Adverse Effect;

(h)	any step is taken for the winding up, dissolution or liquidation, as the case may be, of the Borrower (except for the purpose of and followed by a reconstruction, amalgamation or reorganisation on terms approved by the Lender before the step is taken) or for the appointment of a liquidator, receiver, judicial manager, trustee, administrator, agent or similar officer of the Borrower over any part of the assets of the Borrower or a petition for winding up, dissolution or liquidation, as the case may be, is presented against the Borrower;

(i)	any event or events has or have occurred or a situation exists which in the reasonable opinion of the Lender, has or have Material Adverse Effect,

then and in any such event and at any time thereafter if such event is continuing, the Lender may by written notice to the Borrower require the Borrower to remedy such event or take steps to dispute or discharge any relevant proceedings or process against it and, subject to the suspension of the Facility during the period of remedy, dispute or discharge, if such event is not remedied within a period of thirty (30) Business Days or any relevant proceedings or process are not disputed or discharged by the Borrower within thirty (30) Business Days or within such period prescribed by law declare that an Event of Default has occurred and simultaneously in the same notice:

(i)	declare the Facility to be cancelled and no further Drawdown shall be made;

(ii)	declare the Indebtedness to be immediately due and payable under this Agreement; and

(iii)	declare the security created by the Debenture and Deed of Assignment shall immediately become enforceable.

12.3
The Borrower shall fully indemnify and reimburse the Lender from and against any claims, actions, proceedings, demands, reasonable cost and expense, loss, damage or liability (as to the amount of which the Lender shall certify, and in the absence of manifest error, such certification shall be conclusive) which the Lender has incurred  or suffered as a consequence of the occurrence of any Event of Default, or any other default by the Borrower in the performance of any of its obligations under this Agreement.

12.4
Subject to the provisions of this Agreement , it is hereby expressly agreed that upon default or breach by the Borrower of any term, covenant, stipulation and/or obligation herein provided and on the part of the Borrower to be observed and performed, the Lender shall thereafter have the right to exercise all or any of the remedies available whether by this Agreement or by statute or otherwise to recover the amount due and owing to the Lender without any notice to or concurrence on the part of the Borrower.

12.5
In the event the moneys received by the Lender under Clause 12.4 shall be insufficient to discharge all amounts owing under this Agreement in full, the Borrower shall remain liable to pay the shortfall to the Lender at default interest rate as specified  in Clause 6.3 hereof.

13.           FULL PAYMENT

Notwithstanding anything to the contrary herein, on payment in full by the Borrower of all amounts whatsoever which this Agreement provides are to be paid by the Borrower to the account of the Lender all the provisions hereof shall cease to be of any further effect but without prejudice to the Lender’s rights and remedies against the Borrower in respect of any antecedent breach by the Borrower of this Agreement prior to such payment.

14.           EXPENSES AND COSTS

14.1                      Expenses

The Borrower shall reimburse the Lender for any expenses (including but not limited to legal fees) reasonably and properly incurred by the Lender in connection with the enforcement, preservation or perfection of any rights of the Lender under this Agreement.

14.2                      Costs

The Borrower shall be liable to pay all fees and expenses reasonably incurred in connection with or incidental to this Agreement which shall include all fees or other charges payable on or incidental to the execution, issuance, delivery and registration of this Agreement.  If the Indebtedness or any part thereof shall be required to be recovered through any process of law, or if the Indebtedness or any part thereof shall be placed in the hands of solicitors for collection, the Borrower shall pay (in addition to the moneys then due and payable under this Agreement) all fees and expenses reasonably and properly incurred in respect of such collection.

15.	ASSIGNMENT AND TRANSFERS

15.1	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors-in-title and permitted assigns.

15.2	The Borrower shall not assign or transfer all or part of its rights or obligations under this Agreement without obtaining the prior written consent of the Lender.

15.3
The Lender may, at its own costs and expenses assign, novate or transfer its rights, liabilities or obligations under this Agreement or any part thereof in accordance with the terms hereof with the prior consent of the Borrower which consent shall not be unreasonably withheld.

16.	CHANGE IN LAW

16.1
Subject to Clause 16.2, where the introduction, imposition or variation of any law or any change in the interpretation or application thereof makes it unlawful or impractical without breaching such law for the Lender to maintain or give effect to its obligations hereunder, the Facility shall be cancelled and the Borrower shall thereafter prepay the Lender the Outstanding Amount.

16.2
The Facility shall not be cancelled pursuant to Clause 16.1 above if the parties amend the terms and conditions of this Agreement by mutual consent and the parties agree that they will use all reasonable efforts to do so.

17.	INDEPENDENT EXERCISE OF RIGHTS

The Lender may exercise or waive its rights, as the case may be, under this Agreement independent of and without affecting its rights under any other agreements.

18.	RIGHTS CUMULATIVE, WAIVERS

The rights of the Lender under this Agreement are cumulative, may be exercised as often as the Lender considers appropriate and are in addition to the Lender’s rights under any applicable law.  The rights of the Lender in relation to the Facility (whether arising under this Agreement or under any applicable law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on the Lender’s part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

19.	TIME

Time shall be of the essence in this Agreement.

20.	AMENDMENT

The provisions and terms of this Agreement may at any time and from time to time be varied or amended by mutual consent of the Parties hereto.  No amendment, variation, modification of any provision of this Agreement shall be effective unless made in writing by way of a supplementary agreement specifically referring to this Agreement signed by the duly authorized representatives of the Parties.

21.	NOTICES

21.1                      Notices

Each notice, request, demand, approval, certificate or other communication to be made, served or given under these presents shall be in writing and shall be given, made or served personally or by post or facsimile to the following addresses or facsimile numbers:

Lender :	Ketua Setiausaha Perbendaharaan
Bahagian Pengurusan Pinjaman, Pasaran Kewangan and Aktuari
Aras 5, Blok Tengah, Perbendaharaan Malaysia
Kompleks Kementerian Kewangan
No. 5, Persiaran Perdana, Precinct 2
Pusat Pentabiran Kerajaan Persekutuan
62592 PUTRAJAYA

Facsimile No:	03-8882 3578

Borrower :                                SunPower Malaysia Manufacturing Sdn Bhd
Kawasan Perindustrian Rembia
Mukim Sungai Petai / Rembai, Alor Gajah
76100 Melaka, Malaysia

Attn:	Managing Director/ Expansions Director

Fascimile No : -

or at such other addresses or facsimile number as the Party may have notified to the other Party hereto in writing.

21.2                      Deemed delivery

Any notice or other communication given by any Party to this Agreement shall be deemed to have been received:

(a)	if sent by hand, on the date of delivery;

(b)	if sent by registered post, three (3) Business Days after posting, postage prepaid; and

(c)
if by facsimile, on the sender’s receipt of a transmission report which purports to confirm that the addressee has received such facsimile, provided that if the facsimile is sent on a date which is not a Business Day, such facsimile shall be deemed to have been received by the addressee on a day which falls on the next succeeding Business Day.

22.           SEVERABILITY

If any of the provision of this Agreement becomes invalid, illegal or unenforceable in any respect under law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

23.           GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the Parties hereto hereby submit to the jurisdiction of the courts of Malaysia in all matters connected herewith.

24.                      COMPLIANCE WITH LAWS

The Borrower shall at all times and in all other respects comply with the provisions of any such written laws, regulations and by laws of any local or other duly constituted authority which may be applicable in performing its obligations under this Agreement and the Borrower shall be liable for all fines, penalties and liabilities  of every kind for breach of any such written laws, regulations and by laws.

25.           PRINCIPAL INSTRUMENT

It is hereby agreed and declared that this Agreement is an instrument employed to secure the sum of Ringgit One Billion (RM1,000,000,000.00) only, interest thereon and all other amounts to be paid by the Borrower to the Lender hereunder within the meaning of Section 4(3) of the Stamp Act 1949 [Act 378] , and for the purpose of the said section this Agreement is deemed to be the principal instrument.

 (THE REMAINDER OF THIS PAGE IS LEFT BLANK)

IN WITNESS the Lender hereto has hereunto by its attorney sets its hand and the Borrower has hereunto affixed its Common Seal in the presence of its officers duly authorised.

LENDER

SIGNED for and on behalf of THE GOVERNMENT OF MALAYSIA in the presence of : /s/ Wong Wen Min Wong Wen Min I/C (571004-13-5404)	) ) ) ) ) )	/s/ DATUK LATIFAH BT. DATUK ABU MANSOR DATUK LATIFAH BT. DATUK ABU MANSOR Deputy Secretary General (Policy) Ministry of Finance Malaysia

BORROWER

The Common Seal of
SUNPOWER SDN BHD
(COMPANY NO: 824246-W)
was hereunto affixed

in the presence of :

/s/ Robert David Vinje
…………………………………………
Director
Name:                     Robert David Vinje
NRIC/Passport No: 076374772presence of :
) ) ) ) ) ) ) ) )	/s/ Lim Poh Seng …………………………………….. Secretary Name: Lim Poh Seng NRIC/Passport No: 710228-10-5519

SCHEDULE 1
[Clause 2.4]

A.  Description of project

BUILDING AND OPERATING A ONE (1) GIGAWATT SOLAR CELL FACTORY

THE PROJECT COMES IN TWO PHASES “FAB3A” AND “FAB3B”

OUR DISCUSSIONS TO-DATE REFERENCE “FAB3A”

RM2.2 BILLION INVESTMENT OVER FIVE YEARS

500MWatt SOLAR CELL FACTORY (WORLD’S MOST EFFICIENT CELL)

4,000 MALAYSIANS JOBS (15% SCIENCE & TECHNICAL)

INCLUDING BUT NOT LIMITED TO ANY OF THE FOLLOWING; CELL, WAFERING, MODULES

B.  Breakdown of Project Cost

	FINANCED BY LOAN FROM THE GOVERNMENT OF MALAYSIA	FINANCED BY THE BORROWER	TOTAL
ASSETS ***	***	***	***
LAND	***		***
PROCESSING EQUIPTMENT ***	***	***	***
OTHER ASSETS ***	***	***	***
WORKING CAPITAL ***	***	***	***
TOTAL	1,000,000,000	***	***

Note: The allocations may vary due to the timing of the Project. The allocations are merely estimates and may be re-allocated by the Borrower.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

1

SCHEDULE 2
[Clause 3.1(b)]

FORM OF CERTIFICATE

To : THE GOVERNMENT OF MALAYSIA

Date:

RE	:	TERM LOAN FACILITY AMOUNTING TO RM (“FACILITY”) GRANTED TO SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

We refer to the loan agreement dated [                                                                                                                                ] (“Facility Agreement”) providing a loan to SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. in an aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00) only.

Unless otherwise defined herein, terms defined in the Facility Agreement shall have the same meanings when used herein.

We, [name] and [name], both Authorised Signatories of  SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. (the “Borrower”) HEREBY CERTIFY that :

(i)
attached hereto marked “A” is a true and certified copy of a resolution *[duly passed at a meeting of the Board of Directors of the Borrower duly convened and held on [    ]] *[in writing dated [] pursuant to the Articles of Association] (a) authorizing the acceptance and utilization of the Facility by the Borrower under the Facility Agreement, (b) authorizing the due execution of the Facility Agreement and the Debenture under the common seal of the Borrower,  (c) authorizing a person or persons to sign and give all requests, notices, certificates and other documents to be  given by the Borrower under or in connection with the  Facility or the Facility Agreement and generally to act for and on behalf of the Borrower in respect of the transaction and matters thereunder or relating thereto or in connection therewith and; (d) the opening of the Special Loan Account;

(ii)	attached hereto, marked “B” are true and certified copies of the certificate of incorporation, the Memorandum and Articles of Association, the latest Forms 24 and 49 of the Borrower;

(iii)
as from the date when the Borrower first applied for the Facility there has been no material alterations or changes in the constitution condition business or other affairs of the Borrower (save and except for any such alterations or changes which have been disclosed by the Borrower to the Lender) which could or might adversely affect the decision of the Lender to grant the  Facility; and

(iv)
the following signatures are the true signatures of the [Directors] any two of whom (or any one of the Directors if the document is to be signed under hand) have been authorised to witness the affixing of the common seal of the Borrower to the Facility Agreement and any one of the

2

Directors has been authorized to give notices and communications under or in connection with the Facility Agreement and further to operate and utilize that Facility.

Name                                                      Position                                                      Signature

[                      ]                      [Director]                                           ……………………………..

[                      ]                      [Director]                                           ……………………………..

Signed :                                ….................................................                                                                                     ............................................
    Authorised Signatory                                                                           Authorised Signatory

Date :

I, [name] the secretary of SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. (the “Borrower”) hereby certify that [names of the two Authorised Signatories giving above certificate] are duly Authorised Signatories of the Borrower and that the signature of each of them above is his signature.

Signed : ...........................................................
            Secretary

3

SCHEDULE 3
[Clause 5.1(a)]

FORM OF DRAWDOWN NOTICE

Date:

To : THE GOVERNMENT OF MALAYSIA

Dear Sirs,

RE	:	TERM LOAN AMOUNTING TO RM1,000,000,000 GRANTED TO SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

We refer to the loan agreement dated [                                                                                                                                ] (“Facility Agreement”) providing a loan to SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. in an aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00)  only.

Unless otherwise defined herein, terms defined in the Facility Agreement shall have the same meanings when used herein.

Pursuant to Clause 5.1(a) of the Facility Agreement, we hereby :

(a)	give you notice that we wish to make a Drawdown under the Facility for the amount of [] on [ ###	];

(b)           request you to remit the Drawdown to the following:-

Name                      :      [         ###                      ]
Account no.          :     [         ###                      ]
Bank                      :      [         ###                      ]
[address]

(c)	confirm that:

(i)
the conditions precedent set out in Clause 3.1 of the Facility Agreement are satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in (a) above;

(ii)
the representations and warranties contained in Clause 10 of the Facility Agreement if repeated at the date of this notice with reference to the facts and circumstances subsisting at the date of this notice would be true and accurate in all respects; and

(iii)	no Event of Default mentioned in Clause 12.1 of the Facility Agreement has occurred which constitutes, with the lapse of time

4

and or the giving of notice and/or a relevant determination would constitute a default.

Yours faithfully,
for and on behalf of
SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

……………………………..
[name]
Authorised Signatory

5

SCHEDULE 4
[Clause 5.3]

FORM OF RECEIPT

To           :           THE GOVERNMENT OF MALAYSIA

Date                      :

RE	:	TERM LOAN AMOUNTING TO RM1,000,000,000 GRANTED TO SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

We refer to the loan agreement dated [                                                                                                                                ] (“Facility Agreement”) providing a loan to SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. in an aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00)  only.

Unless otherwise defined herein, terms defined in the Facility Agreement shall have the same meanings when used herein.

We hereby acknowledge and confirm the receipt of a Drawdown of RM[] on []

Yours faithfully,
for and on behalf of
SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

………………………..
(Authorised Signatory)

6

 SCHEDULE 5
[Clause 7.1]

REPAYMENT SCHEDULE

TRANCHE A AND B UTILIZATION (use this repayment schedule if both tranche A and B are utilized)

Repayment		Principal	Accrued
Installment	Date	Amount	Interest	Interest	Total

***	***	***	***	***	***

Total		1,000,000,000	***	***	***

TRANCHE A UTILIZATION (use this repayment schedule if only tranche A is utilized)

Repayment		Principal	Principal
Installment	Date	Amount	Interest	Interest	Total

***	***	***	***	***	***

Total		***	***	***	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7

SCHEDULE 6
[Clause 8.1]

FORM OF PREPAYMENT NOTICE

To           :           The Government of Malaysia

Date                      :

RE	:	TERM LOAN AMOUNTING TO RM1,000,000,000 GRANTED TO SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

We refer to the loan agreement dated [                                                                                                                                ] (“Facility Agreement”) providing a loan to SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. in an aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00) only.

Unless otherwise defined herein, terms defined in the Facility Agreement shall have the same meanings when used herein.

We hereby give you notice that we wish to make a prepayment for the amount of [RM ] on [] and which is to be applied [in reducing the Outstanding Amount B before reducing the Outstanding Amount A and in reducing the scheduled repayment amounts in the chronological order of the Repayment Dates].

Yours faithfully,

(Authorised Signatory)
For and on behalf of
SunPower Malaysia Manufacturing Sdn Bhd

8

SCHEDULE 7
[Clause 5.4]

MALAYSIAN INDUSTRIAL DEVELOPMENT AUTHORITY (MIDA)
CERTIFICATE OF PAYMENT

Certificate No. : ______________

Date : ______________

BORROWER : **SUNPOWER MALAYSIA MANUFACTURING SDN BHD**

LOAN AGREEMENT NO. :

LOAN AMOUNT : **RM1,000,000,000.00**

RECOMMENDATION FOR WITHDRAWAL FROM SPECIAL LOAN ACCOUNT

FROM : MALAYSIAN INDUSTRIAL DEVELOPMENT AUTHORITY

TO : KEMENTERIAN KEWANGAN MALAYSIA

1.	TOTAL VALUE OF PROJECT EXPENSES (SEE APPENDIX A)		
	i)	RM	
	ii)	RM	
	iii)	RM	______________
2.	AMOUNT OF CLAIM MADE BY THE BORROWER	RM	______________

We hereby recommend, after due examination of the calculation and documentation submitted to MIDA by SunPower Malaysia Manufacturing Sdn Bhd and upon further clarifications, that a payment of

Ringgit Malaysia : ____

is due in this Certificate towards the construction of the said Project.

RECOMMENDED FOR APPROVAL:

....

Name :
Designation :
MIDA/Any of its authorized representatives
Date :

9

SCHEDULE 8
[Clause 5.4]

FORM OF WITHDRAWAL NOTICE

Ketua Setiausaha Perbendaharaan
Kementrian Kewangan Malaysia
Bahagian Pengurusan Pinjaman, Pasaran Kewangan dan Aktuari
Tingkat 5, Blok Tengah
Kompleks Kementrian Kewangan
No. 5, Persiaran Perdana, Presint 2,
Pusat Pentadbiran Kerajaan Persekutuan
62592 Putrajaya

Dear Sir,

RE	:	TERM LOAN AMOUNTING TO RM1,000,000,000 GRANTED TO SUNPOWER MALAYSIA MANUFACTURING SDN. BHD.

We refer to the loan agreement dated [] (“Facility Agreement”) providing a loan to SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. in an aggregate principal amount of Ringgit One Billion (RM1,000,000,000.00) only.

Unless otherwise defined herein, terms defined in the Facility Agreement shall have the same meanings when used herein.

Pursuant to Clause 5.4 of the Facility Agreement, we would appreciate it if you could approve the withdrawal of the Facility to the Special Loan Account (Account No. ***) amounting to RM……….. on ……………………

We hereby confirm that –

(i)	Payment made in respect of this Project since……= RM
(ii)	Amount requested through this notice = RM
(iii)	Special Loan Account balance (after withdrawal
in paragraph (ii) above)                                                                                                = RM

We attach hereton a brief report in relation to the progress of the physical development achieved in the implementation of this Project together with the statement of expenses as per Appendix A and B.

Thank you.

Yours faithfully,

(Authorised Signatory)
For and on behalf of
SunPower Malaysia Manufacturing Sdn Bhd

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

10